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                                                                    EXHIBIT 99.2
                                  SUGEN, INC.
                             230 EAST GRAND AVENUE
                     SOUTH SAN FRANCISCO, CALIFORNIA 94080

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints James L. Knighton and Bruce E. MacMillan, and each of them, with full power of substitution, as proxies to represent and to vote, as specified below, all the shares of common stock of SUGEN, Inc., held of record by the undersigned on July 29, 1999, at the Special Meeting of Stockholders to be held on August 31, 1999 and at any adjournments, postponements, continuations or reschedulings thereof. The undersigned hereby revokes any previous proxies with respect to the matters covered in this proxy.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SUGEN STOCKHOLDERS VOTE FOR ADOPTION OF THE MERGER AGREEMENT.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED BELOW. IF THIS CARD IS PROPERLY EXECUTED BUT NO VOTE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ADOPTION OF THE MERGER AGREEMENT.

                          (continued on reverse side)

                              FOLD AND DETACH HERE

                                  SUGEN, INC.

              Please check the appropriate box on the voting card to RSVP your attendance at the Special Meeting on August 31, 1999 at 10:00 a.m.
              or phone SUGEN Investor Relations at (650) 553-8300

           You can vote by completing, signing, dating and returning
         the enclosed proxy card in the enclosed postage-paid envelope.
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                         Please mark your vote as indicated in this example: [X]
    SUGEN'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

1. ADOPTION OF AGREEMENT AND PLAN OF MERGER,
   DATED AS OF JUNE 15, 1999, AMONG SUGEN,     [ ] FOR                     [ ] AGAINST                 [ ] ABSTAIN
   INC., PHARMACIA & UPJOHN, INC. AND
    UNIVERSITY ACQUISITION CORP.

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF. HOWEVER, NO PROXY THAT IS VOTED AGAINST PROPOSAL 1 WILL BE VOTED IN FAVOR OF ADJOURNMENT, POSTPONEMENT, CONTINUATION OR RESCHEDULING OF THE MEETING FOR THE PURPOSE OF ALLOWING ADDITIONAL TIME TO SOLICIT ADDITIONAL VOTES OR PROXIES IN FAVOR OF ADOPTION OF THE MERGER AGREEMENT.

                                                CHECK HERE IF YOU PLAN TO ATTEND
                                                THE SPECIAL MEETING: [ ]

                                                Dated:
                                              -------------------------------- ,
                                                1999

                                                --------------------------------
                                                Signature (including title, if
                                                any)

                                                --------------------------------
                                                Signature if held jointly

                                                Please sign your name above
                                                exactly as it appears hereon.
                                                Joint owners should each sign.
                                                When signing as attorney,
                                                executor, administrator, trustee
                                                or guardian, please give full
                                                title as such. If a corporation,
                                                please sign in full corporate
                                                name by president or authorized
                                                officer. If a partnership,
                                                please sign in partnership name
                                                by authorized person.

                              FOLD AND DETACH HERE